CNA Financial Corporation Supplemental Financial Information September 30, 2026 This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Table of Contents Consolidated Results Statements of Operations 1 Components of Income (Loss), Per Share Data and Return on Equity 2 Selected Balance Sheet Data and Statements of Cash Flows Data 3 Results of Operations Property & Casualty 4 Specialty 5 Commercial 6 International 7 Life & Group 8 Corporate & Other 9 Investment Information Investment Summary - Consolidated 10 Investment Summary - Property & Casualty and Corporate & Other 11 Investment Summary - Life & Group 12 Investments - Fixed Maturity Securities by Credit Rating 13 Components of Net Investment Income 14 Net Investment Gains (Losses) 15 Other Claim & Claim Adjustment Expense Reserve Rollforward 16 Life & Group Policyholder Reserves 17 Definitions and Presentation 18 Page

Statements of Operations Periods ended September 30 Three Months Nine Months (In millions) 2026 2025 Change 2026 2025 Change Revenues: Net earned premiums $ 2,831 $ 2,783 2% $ 8,291 $ 8,103 2 % Net investment income 635 638 — 1,946 1,904 2 Net investment (losses) gains (9) (7) (32) (62) Non-insurance warranty revenue 357 393 1,098 1,188 Other revenues 7 10 24 28 Total revenues 3,821 3,817 — 11,327 11,161 1 Claims, Benefits and Expenses: Insurance claims and policyholders’ benefits (re-measurement loss of $222, $36, $266 and $59) 2,347 2,032 6,691 6,144 Amortization of deferred acquisition costs 492 483 1,449 1,423 Non-insurance warranty expense 339 377 1,051 1,146 Other operating expenses 374 376 1,129 1,107 Interest expense 32 36 98 99 Total claims, benefits and expenses 3,584 3,304 (8) 10,418 9,919 (5) Income (loss) before income tax 237 513 909 1,242 Income tax (expense) benefit (41) (110) (181) (266) Net income (loss) $ 196 $ 403 (51) % $ 728 $ 976 (25) % 1

Components of Income (Loss), Per Share Data and Return on Equity Periods ended September 30 Three Months Nine Months (In millions, except per share data) 2026 2025 2026 2025 Components of Income (Loss) Core income (loss) $ 203 $ 409 $ 752 $ 1,025 Net investment gains (losses) (7) (6) (24) (49) Net income (loss) $ 196 $ 403 $ 728 $ 976 Diluted Earnings (Loss) Per Common Share Core income (loss) $ 0.75 $ 1.50 $ 2.77 $ 3.76 Net investment gains (losses) (0.03) (0.02) (0.10) (0.18) Diluted earnings (loss) per share $ 0.72 $ 1.48 $ 2.67 $ 3.58 Weighted Average Outstanding Common Stock and Common Stock Equivalents Basic 270.9 271.1 271.0 271.2 Diluted 272.0 272.3 272.0 272.4 Return on Equity Net income (loss) (1) 7.3% 14.7% 8.9% 11.9 % Core income (loss) (2) 6.5 13.2 8.0 10.9 (1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period. (2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period. 2

Selected Balance Sheet Data and Statements of Cash Flows Data (In millions, except per share data) September 30, 2026 December 31, 2025 Total investments $ 48,642 $ 50,447 Reinsurance receivables, net of allowance for uncollectible receivables 6,552 6,381 Total assets 67,902 69,443 Insurance reserves 48,068 47,682 Claim and claim adjustment expenses 27,917 26,599 Unearned premiums 7,714 7,635 Future policy benefits 12,437 13,448 Debt 2,974 2,971 Total liabilities 57,673 57,822 Accumulated other comprehensive income (loss) (1) (2,249) (1,098) Total stockholders' equity 10,229 11,621 Book value per common share $ 37.80 $ 42.93 Book value per common share excluding AOCI $ 46.11 $ 46.99 Outstanding shares of common stock (in millions of shares) 270.6 270.7 Statutory capital and surplus - Combined Continental Casualty Companies (2) $ 11,246 $ 11,578 Three Months Ended September 30 2026 2025 Net cash flows provided (used) by operating activities $ 654 $ 720 Net cash flows provided (used) by investing activities (497) (975) Net cash flows provided (used) by financing activities (134) 369 Net cash flows provided (used) by operating, investing and financing activities $ 23 $ 114 Nine Months Ended September 30 2026 2025 Net cash flows provided (used) by operating activities $ 1,696 $ 1,920 Net cash flows provided (used) by investing activities (752) (1,446) Net cash flows provided (used) by financing activities (1,001) (478) Net cash flows provided (used) by operating, investing and financing activities $ (57) $ (4) (1) As of September  30, 2026 and December  31, 2025, AOCI included after-tax cumulative impacts of changes in discount rates used to measure long duration contracts of $1,190 million and $192 million. (2) Statutory capital and surplus as of September 30, 2026 is preliminary. 3

Property & Casualty - Results of Operations

Periods ended September 30	Three Months			Nine Months		
(In millions)	2026	2025	Change	2026	2025	Change
Gross written premiums	$ 3,524	$ 3,591	(2) %	$11,425	$11,683	(2) %
Gross written premiums ex. warranty captives	3,012	2,941	2	9,887	9,674	2
Net written premiums	2,507	2,437	3	8,094	7,889	3
Net earned premiums	2,731	2,678	2	7,985	7,786	3
Insurance claims and policyholders' benefits	1,837	1,706		5,487	5,088	
Amortization of deferred acquisition costs	492	483		1,449	1,423	
Insurance related administrative expenses	320	295		934	891	
Underwriting gain (loss)	82	194	(58)	115	384	(70)
Net investment income	402	396	2	1,238	1,172	6
Non-insurance warranty revenue	357	393		1,098	1,188	
Other revenues	5	9		23	27	
Non-insurance warranty expense	339	377		1,051	1,146	
Other expenses	9	26		60	65	
Interest expense	—	—		—	—	
Core income (loss) before income tax	498	589		1,363	1,560	
Income tax (expense) benefit on core income (loss)	(101)	(133)		(292)	(345)	
Core income (loss)	$ 397	$ 456	(13) %	$ 1,071	$ 1,215	(12) %
Other Performance Metrics						
Underwriting gain (loss)	$ 82	$ 194	(58) %	$ 115	$ 384	(70) %
Catastrophe-related reinstatement premiums	—	—		9	—	
Catastrophe losses	78	41		226	200	
(Favorable) unfavorable net prior year loss reserve development	(1)	(1)		93	56	
(Favorable) unfavorable other development-related items (1)	1	1		14	8	
Effect of (favorable) unfavorable development-related items	—	—		107	64	
Underlying underwriting gain (loss)	$ 160	$ 235	(32) %	$ 457	$ 648	(29) %
Loss & LAE ratio	66.9 %	63.4 %	(3.5) pts	68.3 %	65.0 %	(3.3) pts
Expense ratio	29.7	29.1	(0.6)	29.9	29.7	(0.2)
Dividend ratio	0.4	0.3	(0.1)	0.4	0.4	—
Combined ratio	97.0 %	92.8 %	(4.2) pts	98.6 %	95.1 %	(3.5) pts
Less: Effect of catastrophe impacts	2.8	1.5	(1.3)	2.9	2.6	(0.3)
Less: Effect of (favorable) unfavorable development-related items	—	—	—	1.3	0.8	(0.5)
Underlying combined ratio	94.2 %	91.3 %	(2.9) pts	94.4 %	91.7 %	(2.7) pts
Rate	2 %	3 %	(1) pts	1 %	3 %	(2) pts
Renewal premium change	3 %	4 %	(1) pts	3 %	5 %	(2) pts
Retention	83 %	81 %	2 pts	83 %	83 %	— pts
New business	$ 555	$ 549	1 %	$ 1,854	$ 1,759	5 %

(1) Other development-related items represent net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance.

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Specialty - Results of Operations

Periods ended September 30 (In millions)	Three Months 2026	Three Months 2025	Change	Nine Months 2026	Nine Months 2025	Change
Gross written premiums	$ 1,583	$ 1,700	(7) %	$ 4,673	$ 5,064	(8) %
Gross written premiums ex. warranty captives	1,070	1,051	2	3,135	3,056	3
Net written premiums	900	867	4	2,671	2,601	3
Net earned premiums	907	881	3	2,637	2,573	2
Insurance claims and policyholders' benefits	573	536		1,717	1,569	
Amortization of deferred acquisition costs	207	197		605	581	
Insurance related administrative expenses	97	88		277	268	
Underwriting gain (loss)	30	60	(50)	38	155	(75)
Net investment income	150	162	(7)	463	483	(4)
Non-insurance warranty revenue	357	393		1,098	1,188	
Other revenues	—	1		1	1	
Non-insurance warranty expense	339	377		1,051	1,146	
Other expenses	13	16		40	41	
Interest expense	—	—		—	—	
Core income (loss) before income tax	185	223		509	640	
Income tax (expense) benefit on core income (loss)	(39)	(47)		(107)	(137)	
Core income (loss)	$ 146	$ 176	(17) %	$ 402	$ 503	(20) %
Other Performance Metrics						
Underwriting gain (loss)	$ 30	$ 60	(50) %	$ 38	$ 155	(75) %
Catastrophe losses	—	—		—	—	
(Favorable) unfavorable net prior year loss reserve development	—	—		44	10	
(Favorable) unfavorable other development-related items [(1)]	—	—		6	—	
Effect of (favorable) unfavorable development-related items	—	—		50	10	
Underlying underwriting gain (loss)	$ 30	$ 60	(50) %	$ 88	$ 165	(47) %
Loss & LAE ratio	62.9 %	60.6 %	(2.3) pts	64.7 %	60.7 %	(4.0) pts
Expense ratio	33.6	32.5	(1.1)	33.5	33.0	(0.5)
Dividend ratio	0.3	0.2	(0.1)	0.4	0.3	(0.1)
Combined ratio	96.8 %	93.3 %	(3.5) pts	98.6 %	94.0 %	(4.6) pts
Less: Effect of catastrophe impacts	0.1	—	(0.1)	—	—	—
Less: Effect of (favorable) unfavorable development-related items	—	—	—	1.9	0.4	(1.5)
Underlying combined ratio	96.7 %	93.3 %	(3.4) pts	96.7 %	93.6 %	(3.1) pts
Rate	4 %	3 %	1 pts	4 %	3 %	1 pts
Renewal premium change	5 %	4 %	1 pts	5 %	4 %	1 pts
Retention	83 %	86 %	(3) pts	84 %	87 %	(3) pts
New business	$ 137	$ 131	5 %	$ 439	$ 365	20 %

(1) Other development-related items represent net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance.

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Commercial - Results of Operations

Periods ended September 30 (In millions)	Three Months 2026	Three Months 2025	Change	Nine Months 2026	Nine Months 2025	Change
Gross written premiums	$ 1,596	$ 1,569	2 %	$ 5,564	$ 5,487	1 %
Net written premiums	1,274	1,251	2	4,397	4,312	2
Net earned premiums	1,475	1,453	2	4,328	4,235	2
Insurance claims and policyholders' benefits	1,083	967		3,176	2,929	
Amortization of deferred acquisition costs	213	215		626	645	
Insurance related administrative expenses	176	165		522	498	
Underwriting gain (loss)	3	106	(97)	4	163	(98)
Net investment income	204	192	6	640	575	11
Other revenues	5	8		22	26	
Other expenses	10	11		32	36	
Core income (loss) before income tax	202	295		634	728	
Income tax (expense) benefit on core income (loss)	(40)	(62)		(128)	(153)	
Core income (loss)	$ 162	$ 233	(30) %	$ 506	$ 575	(12) %
Other Performance Metrics						
Underwriting gain (loss)	$ 3	$ 106	(97) %	$ 4	$ 163	(98) %
Catastrophe-related reinstatement premiums	—	—		9	—	
Catastrophe losses	70	39		207	182	
(Favorable) unfavorable net prior year loss reserve development	34	(1)		84	46	
(Favorable) unfavorable other development-related items (1)	1	1		8	8	
Effect of (favorable) unfavorable development-related items	35	—		92	54	
Underlying underwriting gain (loss)	$ 108	$ 145	(26) %	$ 312	$ 399	(22) %
Loss & LAE ratio	73.0 %	66.1 %	(6.9) pts	72.9 %	68.7 %	(4.2) pts
Expense ratio	26.2	26.1	(0.1)	26.5	26.9	0.4
Dividend ratio	0.5	0.5	—	0.5	0.5	—
Combined ratio	99.7 %	92.7 %	(7.0) pts	99.9 %	96.1 %	(3.8) pts
Less: Effect of catastrophe impacts	4.8	2.7	(2.1)	5.0	4.3	(0.7)
Less: Effect of (favorable) unfavorable development-related items	2.4	—	(2.4)	2.1	1.3	(0.8)
Underlying combined ratio	92.5 %	90.0 %	(2.5) pts	92.8 %	90.5 %	(2.3) pts
Rate	2 %	5 %	(3) pts	1 %	5 %	(4) pts
Renewal premium change	3 %	6 %	(3) pts	3 %	7 %	(4) pts
Retention	83 %	79 %	4 pts	81 %	82 %	(1) pts
New business	$ 332	$ 324	2 %	$ 1,147	$ 1,114	3 %

(1) Other development-related items represent net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance.

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International - Results of Operations

Periods ended September 30	Three Months			Nine Months		
(In millions)	2026	2025	Change	2026	2025	Change
Gross written premiums	$ 345	$ 322	7 %	$ 1,188	$ 1,132	5 %
Net written premiums	333	319	4	1,026	976	5
Net earned premiums	349	344	1	1,020	978	4
Insurance claims and policyholders' benefits	181	203		594	590	
Amortization of deferred acquisition costs	72	71		218	197	
Insurance related administrative expenses	47	42		135	125	
Underwriting gain (loss)	49	28	75	73	66	11
Net investment income	48	42	14	135	114	18
Other revenues	—	—		—	—	
Other expenses	(14)	(1)		(12)	(12)	
Core income (loss) before income tax	111	71		220	192	
Income tax (expense) benefit on core income (loss)	(22)	(24)		(57)	(55)	
Core income (loss)	$ 89	$ 47	89 %	$ 163	$ 137	19 %
Other Performance Metrics						
Underwriting gain (loss)	$ 49	$ 28	75 %	$ 73	$ 66	11 %
Catastrophe losses	8	2		19	18	
(Favorable) unfavorable net prior year loss reserve development	(35)	—		(35)	—	
(Favorable) unfavorable other development-related items (1)	—	—		—	—	
Effect of (favorable) unfavorable development-related items	(35)	—		(35)	—	
Underlying underwriting gain (loss)	$ 22	$ 30	(27) %	$ 57	$ 84	(32) %
Loss & LAE ratio	51.8 %	59.1 %	7.3 pts	58.2 %	60.3 %	2.1 pts
Expense ratio	34.3	32.7	(1.6)	34.7	32.9	(1.8)
Dividend ratio	—	—	—	—	—	—
Combined ratio	86.1 %	91.8 %	5.7 pts	92.9 %	93.2 %	0.3 pts
Less: Effect of catastrophe impacts	2.1	0.6	(1.5)	1.8	1.8	—
Less: Effect of (favorable) unfavorable development-related items	(10.1)	—	10.1	(3.4)	—	3.4
Underlying combined ratio	94.1 %	91.2 %	(2.9) pts	94.5 %	91.4 %	(3.1) pts
Rate	(4) %	(6) %	2 pts	(5) %	(4) %	(1) pts
Renewal premium change	(2) %	(3) %	1 pts	(2) %	(1) %	(1) pts
Retention	87 %	83 %	4 pts	86 %	85 %	1 pts
New business	$ 86	$ 94	(9) %	$ 268	$ 280	(4) %

(1) Other development-related items represent net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance.

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Life & Group - Results of Operations Periods ended September 30 Three Months Nine Months (In millions) 2026 2025 2026 2025 Net earned premiums $ 101 $ 106 $ 307 $ 318 Net investment income 223 226 677 687 Other revenues 1 — — — Total operating revenues 325 332 984 1,005 Insurance claims and policyholders' benefits 516 336 1,150 949 Insurance related administrative expenses 30 29 90 90 Other expenses 1 — 1 1 Total claims, benefits and expenses 547 365 1,241 1,040 Core income (loss) before income tax (222) (33) (257) (35) Income tax (expense) benefit on core income (loss) 51 11 67 20 Core income (loss) $ (171) $ (22) $ (190) $ (15) 8

Corporate & Other - Results of Operations Periods ended September 30 Three Months Nine Months (In millions) 2026 2025 2026 2025 Net earned premiums $ (1) $ (1) $ (1) $ (1) Net investment income 10 16 31 45 Other revenues 1 1 1 1 Total operating revenues 10 16 31 45 Insurance claims and policyholders' benefits (6) (10) 54 107 Insurance related administrative expenses (1) — — 1 Interest expense 32 36 98 99 Other expenses 15 26 44 59 Total claims, benefits and expenses 40 52 196 266 Core income (loss) before income tax (30) (36) (165) (221) Income tax (expense) benefit on core income (loss) 7 11 36 46 Core income (loss) $ (23) $ (25) $ (129) $ (175) 9

Investment Summary - Consolidated

(In millions)	September 30, 2026 Carrying Value	September 30, 2026 Net Unrealized Gains (Losses)	June 30, 2026 Carrying Value	June 30, 2026 Net Unrealized Gains (Losses)	December 31, 2025 Carrying Value	December 31, 2025 Net Unrealized Gains (Losses)
Fixed maturity securities:						
Corporate and other bonds	$ 24,044	$ (1,692)	$ 25,257	$ (451)	$ 25,257	$ (199)
States, municipalities and political subdivisions:						
Tax-exempt	4,707	(428)	4,865	23	4,545	(6)
Taxable	3,701	(718)	3,970	(445)	3,886	(433)
Total states, municipalities and political subdivisions	8,408	(1,146)	8,835	(422)	8,431	(439)
Asset-backed:						
RMBS	3,871	(610)	3,881	(354)	3,695	(316)
CMBS	1,432	(101)	1,492	(67)	1,483	(62)
Other ABS	3,317	(292)	3,461	(203)	3,543	(166)
Total asset-backed	8,620	(1,003)	8,834	(624)	8,721	(544)
U.S. Treasury and obligations of government-sponsored enterprises	277	(5)	239	(3)	234	(2)
Foreign government	710	(35)	709	(13)	751	(13)
Redeemable preferred stock	8	—	8	—	8	—
Total fixed maturity securities	42,067	(3,881)	43,882	(1,513)	43,402	(1,197)
Equities:						
Common stock	224	—	249	—	237	—
Non-redeemable preferred stock	559	—	544	—	532	—
Total equities	783	—	793	—	769	—
Limited partnership investments:						
Hedge funds	320	—	381	—	336	—
Private equity funds	2,660	—	2,523	—	2,436	—
Total limited partnership investments	2,980	—	2,904	—	2,772	—
Other invested assets	119	—	119	—	105	—
Mortgage loans	1,009	—	1,037	—	1,079	—
Short-term investments	1,684	—	1,721	—	2,320	—
Total investments	$ 48,642	$ (3,881)	$ 50,456	$ (1,513)	$ 50,447	$ (1,197)
Net receivable/(payable) on investment activity	$ (87)		$ (51)		$ 46	
Effective duration (in years)	6.3		6.4		6.3	
Weighted average rating [1]	A		A		A	

RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

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Investment Summary - Property & Casualty and Corporate & Other

(In millions)	September 30, 2026 Carrying Value	September 30, 2026 Net Unrealized Gains (Losses)	June 30, 2026 Carrying Value	June 30, 2026 Net Unrealized Gains (Losses)	December 31, 2025 Carrying Value	December 31, 2025 Net Unrealized Gains (Losses)
Fixed maturity securities:						
Corporate and other bonds	$ 13,928	$ (672)	$ 14,334	$ (263)	$ 14,244	$ (143)
States, municipalities and political subdivisions:						
Tax-exempt	2,681	(364)	2,659	(109)	2,360	(137)
Taxable	2,485	(529)	2,646	(355)	2,523	(354)
Total states, municipalities and political subdivisions	5,166	(893)	5,305	(464)	4,883	(491)
Asset-backed:						
RMBS	3,869	(610)	3,879	(354)	3,693	(316)
CMBS	1,425	(100)	1,476	(66)	1,467	(61)
Other ABS	2,828	(134)	2,931	(88)	2,992	(62)
Total asset-backed	8,122	(844)	8,286	(508)	8,152	(439)
U.S. Treasury and obligations of government-sponsored enterprises	275	(5)	230	(3)	225	(2)
Foreign government	678	(23)	668	(5)	704	(6)
Redeemable preferred stock	8	—	8	—	8	—
Total fixed maturity securities	28,177	(2,437)	28,831	(1,243)	28,216	(1,081)
Equities:						
Common stock	224	—	249	—	237	—
Non-redeemable preferred stock	287	—	225	—	205	—
Total equities	511	—	474	—	442	—
Limited partnership investments:						
Hedge funds	284	—	338	—	298	—
Private equity funds	2,360	—	2,239	—	2,162	—
Total limited partnership investments	2,644	—	2,577	—	2,460	—
Other invested assets	119	—	119	—	105	—
Mortgage loans	835	—	861	—	907	—
Short-term investments	1,642	—	1,695	—	2,252	—
Total investments	$ 33,928	$ (2,437)	$ 34,557	$ (1,243)	$ 34,382	$ (1,081)
Net receivable/(payable) on investment activity	$ (64)		$ (60)		$ 43	
Effective duration (in years)	4.6		4.6		4.5	
Weighted average rating [(1)]	A		A		A+	

(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

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Investment Summary - Life & Group

(In millions)	September 30, 2026 Carrying Value	September 30, 2026 Net Unrealized Gains (Losses)	June 30, 2026 Carrying Value	June 30, 2026 Net Unrealized Gains (Losses)	December 31, 2025 Carrying Value	December 31, 2025 Net Unrealized Gains (Losses)
Fixed maturity securities:						
Corporate and other bonds	$ 10,116	$ (1,020)	$ 10,923	$ (188)	$ 11,013	$ (56)
States, municipalities and political subdivisions:						
Tax-exempt	2,026	(64)	2,206	132	2,185	131
Taxable	1,216	(189)	1,324	(90)	1,363	(79)
Total states, municipalities and political subdivisions	3,242	(253)	3,530	42	3,548	52
Asset-backed:						
RMBS	2	—	2	—	2	—
CMBS	7	(1)	16	(1)	16	(1)
Other ABS	489	(158)	530	(115)	551	(104)
Total asset-backed	498	(159)	548	(116)	569	(105)
U.S. Treasury and obligations of government-sponsored enterprises	2	—	9	—	9	—
Foreign government	32	(12)	41	(8)	47	(7)
Redeemable preferred stock	—	—	—	—	—	—
Total fixed maturity securities	13,890	(1,444)	15,051	(270)	15,186	(116)
Equities:						
Common stock	—	—	—	—	—	—
Non-redeemable preferred stock	272	—	319	—	327	—
Total equities	272	—	319	—	327	—
Limited partnership investments:						
Hedge funds	36	—	43	—	38	—
Private equity funds	300	—	284	—	274	—
Total limited partnership investments	336	—	327	—	312	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	174	—	176	—	172	—
Short-term investments	42	—	26	—	68	—
Total investments	$ 14,714	$ (1,444)	$ 15,899	$ (270)	$ 16,065	$ (116)
Net receivable/(payable) on investment activity	$ (23)		$ 9		$ 3	
Effective duration (in years)	9.8		10.0		9.7	
Weighted average rating [(1)]	A-		A-		A-	

(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

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Investments - Fixed Maturity Securities by Credit Rating

September 30, 2026	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total	
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$ —	$ —	$ —	$ —	$ 1,328	$ (115)	$ 7,925	$ (514)	$ 13,224	$ (991)	$ 1,567	$ (72)	$ 24,044	$ (1,692)
States, municipalities and political subdivisions	—	—	2,263	(221)	4,831	(725)	1,081	(139)	130	(20)	103	(41)	8,408	(1,146)
Asset-backed:														
RMBS	2,948	(464)	691	(141)	5	—	—	—	221	(7)	6	2	3,871	(610)
CMBS	—	—	480	(15)	607	(48)	237	(17)	84	(8)	24	(13)	1,432	(101)
Other ABS	—	—	422	(38)	280	(97)	1,394	(73)	1,042	(53)	179	(31)	3,317	(292)
Total asset-backed	2,948	(464)	1,593	(194)	892	(145)	1,631	(90)	1,347	(68)	209	(42)	8,620	(1,003)
U.S. Treasury and obligations of government-sponsored enterprises	277	(5)	—	—	—	—	—	—	—	—	—	—	277	(5)
Foreign government	—	—	192	(4)	353	(13)	83	(10)	82	(8)	—	—	710	(35)
Redeemable preferred stock	—	—	—	—	—	—	—	—	8	—	—	—	8	—
Total fixed maturity securities	$ 3,225	$ (469)	$ 4,048	$ (419)	$ 7,404	$ (998)	$ 10,720	$ (753)	$ 14,791	$ (1,087)	$ 1,879	$ (155)	$ 42,067	$ (3,881)
Percentage of total fixed maturity securities	8 %		10 %		18 %		25 %		35 %		4 %		100 %	

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Components of Net Investment Income Consolidated Periods ended September 30 Three Months Nine Months (In millions) 2026 2025 2026 2025 Taxable fixed income securities $ 520 $ 506 $ 1,527 $ 1,510 Tax-exempt fixed income securities 55 44 162 114 Total fixed income securities 575 550 1,689 1,624 Common stock 13 3 32 20 Limited partnerships - hedge funds (42) 14 27 46 Limited partnerships - private equity funds 77 54 162 159 Total limited partnership and common stock investments 48 71 221 225 Other, net of investment expense 12 17 36 55 Net investment income $ 635 $ 638 $ 1,946 $ 1,904 Effective income yield for fixed income securities portfolio 5.0% 4.8% 4.9% 4.8 % Limited partnership and common stock return for the period 1.5 2.5 7.3 8.3 Property & Casualty and Corporate & Other Periods ended September 30 Three Months Nine Months (In millions) 2026 2025 2026 2025 Taxable fixed income securities $ 322 $ 308 $ 934 $ 922 Tax-exempt fixed income securities 28 19 83 38 Total fixed income securities 350 327 1,017 960 Common stock 13 3 32 20 Limited partnerships - hedge funds (38) 12 24 40 Limited partnerships - private equity funds 69 48 144 128 Total limited partnership and common stock investments 44 63 200 188 Other, net of investment expense 18 22 52 69 Net investment income $ 412 $ 412 $ 1,269 $ 1,217 Effective income yield for fixed income securities portfolio 4.6% 4.4% 4.5% 4.4 % Life & Group Periods ended September 30 Three Months Nine Months (In millions) 2026 2025 2026 2025 Taxable fixed income securities $ 198 $ 198 $ 593 $ 588 Tax-exempt fixed income securities 27 25 79 76 Total fixed income securities 225 223 672 664 Common stock — — — — Limited partnerships - hedge funds (4) 2 3 6 Limited partnerships - private equity funds 8 6 18 31 Total limited partnership and common stock investments 4 8 21 37 Other, net of investment expense (6) (5) (16) (14) Net investment income $ 223 $ 226 $ 677 $ 687 Effective income yield for fixed income securities portfolio 5.8% 5.7% 5.7% 5.7% 14

Net Investment Gains (Losses) Periods ended September 30 Consolidated Three Months Nine Months (In millions) 2026 2025 2026 2025 Fixed maturity securities: Corporate and other bonds $ 6 $ (6) $ (4) $ (55) States, municipalities and political subdivisions — 1 (1) — Asset-backed (1) (5) (12) (12) Total fixed maturity securities 5 (10) (17) (67) Non-redeemable preferred stock (14) 4 (15) 10 Derivatives, short-term and other (1) (1) (1) — Mortgage loans 1 — 1 (5) Net investment gains (losses) (9) (7) (32) (62) Income tax benefit (expense) on net investment gains (losses) 2 1 8 13 Net investment gains (losses), after tax $ (7) $ (6) $ (24) $ (49) 15

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended September 30, 2026 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period							
Gross	$ 8,013	$ 12,892	$ 3,496	$ 24,401	$ 575	$ 2,514	$ 27,490
Ceded	1,605	1,689	605	3,899	54	2,089	6,042
Net	6,408	11,203	2,891	20,502	521	425	21,448
Net incurred claim & claim adjustment expenses	570	1,075	182	1,827	6	5	1,838
Net claim & claim adjustment expense payments	(452)	(811)	(85)	(1,348)	(13)	(37)	(1,398)
Foreign currency translation adjustment and other	—	(2)	(6)	(8)	(28)	—	(36)
Claim & claim adjustment expense reserves, end of period							
Net	6,526	11,465	2,982	20,973	486	393	21,852
Ceded	1,616	1,793	567	3,976	53	2,036	6,065
Gross	$ 8,142	$ 13,258	$ 3,549	$ 24,949	$ 539	$ 2,429	$ 27,917

Nine months ended September 30, 2026 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period							
Gross	$ 7,784	$ 12,249	$ 3,376	$ 23,409	$ 591	$ 2,599	$ 26,599
Ceded	1,596	1,553	535	3,684	56	2,242	5,982
Net	6,188	10,696	2,841	19,725	535	357	20,617
Net incurred claim & claim adjustment expenses	1,701	3,154	594	5,449	23	111	5,583
Net claim & claim adjustment expense payments	(1,363)	(2,383)	(386)	(4,132)	(35)	(75)	(4,242)
Foreign currency translation adjustment and other	—	(2)	(67)	(69)	(37)	—	(106)
Claim & claim adjustment expense reserves, end of period							
Net	6,526	11,465	2,982	20,973	486	393	21,852
Ceded	1,616	1,793	567	3,976	53	2,036	6,065
Gross	$ 8,142	$ 13,258	$ 3,549	$ 24,949	$ 539	$ 2,429	$ 27,917

CNA

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Life & Group Policyholder Reserves Three months ended September 30, 2026 (In millions) Claim and claim adjustment expenses Future policy benefits Total Beginning of Period $ 521 $ 13,262 $ 13,783 Incurred claims and policyholders' benefits (1) 6 509 515 Benefit and expense payments (13) (297) (310) Change in discount rate assumptions and other (AOCI) (28) (1,037) (1,065) End of Period $ 486 $ 12,437 $ 12,923 Nine months ended September 30, 2026 (In millions) Claim and claim adjustment expenses Future policy benefits Total Beginning of Period $ 535 $ 13,448 $ 13,983 Incurred claims and policyholders' benefits (1) 23 1,122 1,145 Benefit and expense payments (35) (870) (905) Change in discount rate assumptions and other (AOCI) (37) (1,263) (1,300) End of Period $ 486 $ 12,437 $ 12,923 (1) Incurred claims and policyholders' benefits above does not agree to Net incurred claims and benefits as reflected in Note J to the Condensed Consolidated Financial Statements included under Part I, Item 1 of the Quarterly Report on Form 10-Q due to the timing of benefit and expense cash flows in determining Future Policy Benefit reserves, along with the allowable expenses in the reserve. 17

Definitions and Presentation • Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company. • P&C Operations includes Specialty, Commercial and International. • Life & Group segment includes the individual and group run-off long-term care businesses as well as structured settlement obligations not funded by annuities related to certain property and casualty claimants. • Corporate & Other segment primarily includes certain corporate expenses, including interest on corporate debt, and the results of certain property and casualty business in run-off, including asbestos and environmental pollution (A&EP), a legacy portfolio of excess workers' compensation (EWC) policies and certain legacy mass tort reserves. • Management uses the core income (loss) financial measure to monitor the Company’s operations for the Specialty, Commercial and International segments. Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses and gains or losses resulting from pension settlement transactions. Net investment gains or losses are excluded from the calculation of core income (loss) because they are generally driven by economic factors that are not necessarily reflective of our primary operations. The calculation of core income (loss) excludes gains or losses resulting from pension settlement transactions as they result from decisions regarding our defined benefit pension plans which are unrelated to our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure and management believes some investors may find this measure useful to evaluate the Company's primary operations. Please refer to Note N to the Consolidated Financial Statements within the December 31, 2025 Form 10-K for further discussion regarding how the Company manages its business. • In evaluating the results of the Specialty, Commercial and International segments, management uses the loss ratio, the underlying loss ratio, the expense ratio, the dividend ratio, the combined ratio and the underlying combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The underlying loss ratio excludes the impact of catastrophe-related reinstatement premiums, catastrophe losses and development-related items from the loss ratio. Development-related items represent net prior year loss reserve and premium development, and include the effects of interest accretion and change in allowance for uncollectible reinsurance. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss ratio, the expense ratio and the dividend ratio. The underlying combined ratio is the sum of the underlying loss ratio, the expense ratio and the dividend ratio. The underlying loss ratio and the underlying combined ratio are deemed to be non-GAAP financial measures, and management believes some investors may find these ratios useful to evaluate our underwriting performance since they remove the impact of catastrophes, which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. Exposure represents the measure of risk used in the pricing of the insurance product. The change in exposure represents the change in premium dollars on policies that renew as a result of the change in risk of the policy. Retention represents the percentage of premium dollars renewed, excluding rate and exposure changes, in comparison to the expiring premium dollars from policies available to renew. New business represents premiums from policies written with new customers and additional policies written with existing customers. • Management uses underwriting gain (loss) and underlying underwriting gain (loss), calculated using GAAP financial results, to monitor our insurance operations. Underwriting gain (loss) is deemed to be a non-GAAP financial measure and is calculated pretax as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses. Net income (loss) is the most directly comparable GAAP measure. Management believes some investors may find this measure useful to evaluate the profitability, 18 before tax, derived from our underwriting activities, which are managed separately from our investing activities. Underlying underwriting gain (loss) is also deemed to be a non-GAAP financial measure, and represents pretax underwriting gain (loss) excluding catastrophe-related reinstatement premiums, catastrophe losses and development-related items. Management believes some investors may find this measure useful to evaluate the profitability, before tax, derived from our underwriting activities, excluding the impact of catastrophes, which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance. • This financial supplement may also reference or contain financial measures utilized to monitor the Company's investment portfolio that are not in accordance with GAAP. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk. • For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's filings with the Securities and Exchange Commission, available at cna.com. • Gross written premiums ex. warranty captives represents gross written premiums excluding warranty business that is ceded to third-party captives, which primarily consists of insurance policies supporting service contracts for portable electronics and vehicles. • Statutory capital and surplus represents the excess of an insurance company's admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices. • Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock. • Certain immaterial differences are due to rounding. • N/M = Not Meaningful 19